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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 12, 2007

                                   PENGE CORP.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     000-52180                 71-0895709
-------------------------------      ------------            -------------------
(State or other jurisdiction of      (Commission                (IRS Employer
 incorporation or organization)      File Number)            Identification No.)


        1501 NORTH FAIRGROUNDS
             MIDLAND, TEXAS                                   79705
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(Address of Principal Executive Offices)                    (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (423) 683-8800
               ---------------------------------------------------

                                      N/A
--------------------------------------------------------------------------------
   (Former name, former address, and formal fiscal year, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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ITEM 7.01 REGULATION FD DISCLOSURE


         On January 12, 2007, Penge Corp. sent a letter to its stockholders, a copy of which is attached hereto as Exhibit 99.1.

         FORWARD-LOOKING STATEMENTS. The attached letter may contain forward-looking statements as well as historical information. Forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve risks, uncertainties and other factors that may cause the company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this release. These risks and uncertainties include, without limitation, the risks that Penge will not achieve revenue or other financial targets due to numerous possible factors, including without limitation competition, unavailability or high cost of capital, weather, unexpected expenses, costs associated with expansion or operating activities, costs associated with SEC compliance and other factors; and that Penge will not be able to continue to expand its operations as planned because of the unavailability or high costs of capital, failure to meet financial projections, the absence of a significant market for its common stock and other factors. In general, Penge is, and expects to be in the immediate future, dependent upon funds generated from sales of securities and secured promissory notes fund its operations and expansion plans. In addition, other risks are identified in the company's Form 10-SB and most recent quarterly and current reports filed with the SEC. All forward-looking statements speak only as of the date of this filing. The company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in company expectations or results or any change in events.

         The information in Item 7.01 of this Report (including exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

         99.1 Letter to Stockholders



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Penge Corp.



Dated: January 15, 2007                           By /s/ KC Holmes
                                                     ---------------------------
                                                     KC Holmes
                                                     Chief Financial Officer